Financial Instruments (Details Narrative) - CAD ($)	6 Months Ended
	Aug. 31, 2026	Feb. 28, 2026	Aug. 31, 2025	Feb. 28, 2025
Notes and other explanatory information [abstract]
Cash and restricted cash	$ 20,039,271
Cash and cash equivalents	19,949,271	$ 20,190,457	$ 7,590,632	$ 1,873,550
Restricted cash	90,000	40,000
Financial liabilities	2,651,514
Accounts payable and accrued liabilities	1,774,867	2,883,651
Lease liabilities	129,401	99,329
Bridge loans	$ 747,246	$ 726,213
Description of presentation currency	the Company’s financial assets, comprising long-term investments, are held in Great British Pound (“GBP”). 1% change in the exchange rate would result in a change of net loss or gain by $1,738. In addition, a portion of the Company’s financial liabilities, comprising bridge loans, are held in Euro (“EUR”). 1% change in the exchange rate would result in a change of net loss or gain by $7,472.